FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 1994-2

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Pursuant to the Master Pooling and Servicing Agreement dated as of October 4,1994 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1994-2 Supplement, dated as of November 17, 1994 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:

Due Period Ending                                                                       AUGUST 31, 1996
Determination Date                                                                      Sept. 9, 1996
Distribution Date                                                                       Sept. 16, 1996

                                                                                        ------
Class A Accumulation Period ("Y" or "N")?                                                 N
                                                                                        ------
                                                                                        ------
Class B Accumulation Period ("Y" or "N")?                                                 N
                                                                                        ------
                                                                                        ------
Early Amortization Period ("Y" or "N")?                                                   N
                                                                                        ------
                                                                                        ------
Class B Investor Amount paid in full ("Y" or "N")?                                        N
                                                                                        ------


MASTER TRUST INFORMATION


Receivables

1.     The aggregate amount of Eligible Receivables as of the end of
       the last day of the relevant Due Period                                            $                     982,773,180.32

2.     The aggregate amount of Principal Receivables as of the end
       of the last day of the relevant Due Period                                         $                     960,235,045.38

3.     The aggregate amount of Finance Charge Receivables as of
       the end of the last day of the relevant Due Period                                 $                      22,538,134.94

4.     The aggregate amount of Discount Option Receivables as of
                                                                                              ------------------------------
       the last day of the relevant Due Period                                            $                               0.00
                                                                                              ------------------------------

5.     The Transferor Amount as of the end of the last day of the
       relevant Due Period                                                                $                      60,235,045.38

6.     The minimum Transferor Amount as of the end of the last
       day of the relevant Due Period                                                     $                      45,308,924.49

7.     The Excess Funding Account Balance as of the end of the
       last day of the relevant Due Period                                                $                               0.00

8.     The aggregate principal balance of Receivables determined to be
       Receivables of Defaulted Accounts for the relevant Due Period                      $                       6,303,455.72

9.     The aggregate amount of Recoveries for the relevant Due Period                     $                         825,262.19

10.    The Default Amount for the relevant Due Period                                                             5,478,193.53
                                                                                                                  5,478,193.53

Collections

11.    The aggregate amount of Collections of Principal Receivables
       for the relevant Due Period                                                        $                      74,054,776.48

12.    The aggregate amount of Collections of Finance Charge
       Receivables for the relevant Due Period                                            $                      16,772,095.90

13.    The aggregate amount of interest earnings (net of losses
       and investment expenses) on the Excess Funding
       Account for the relevant Due Period                                                $                               0.00

14.    The aggregate amount of Collections processed for the relevant
       Due Period (sum of lines 9+11+12+13)                                               $                      91,652,134.57

                                                                                              ------------------------------
15.    The average Discount Percentage for the relevant Due Period                      %                                 0.00%
                                                                                              ------------------------------


Invested Amounts

16.    The Series 1994-1 Invested Amount as of the end of the last                                              200,000,000
       day of the relevant Due Period                                                     $                     200,000,000

17.    The Series 1994-2 Invested Amounts as of the end of the last day of the relevant Due Period
                       a.  Class A                                                        $                     308,000,000
                       b.  Class B                                                        $                      36,000,000
                       c.  Collateral Indebtedness Interest                               $                      50,000,000
                       d. Class D                                                         $                       6,000,000
                                                                                              ------------------------------
                       e.  Total Invested Amount (sum of a - d)                           $                     400,000,000
                                                                                                                400,000,000
18.    The Series 1995-1 Invested Amounts as of the end of the last day of the relevant Due Period
                       a.  Class A                                                        $                     216,000,000
                       b.  Class B                                                        $                      30,000,000
                       c.  Collateral Indebtedness Interest                               $                      39,000,000
                       d. Class D                                                         $                      15,000,000
                                                                                              ------------------------------
                       e.  Total Invested Amount (sum of a - d)                           $                     300,000,000
                                                                                                                300,000,000
19.    The aggregate Invested Amount across all series of Investor
       Certificates outstanding as of the end of the last day of the
       relevant Due Period                                                                $                     900,000,000
                                                                                                                900,000,000

Investor Amounts

20.    The Series 1994-1 Investor Amount as of the end of the last
       day of the relevant Due Period                                                     $                     200,000,000

21.    The Series 1994-2 Investor Amounts as of the end of the last day of the relevant Due Period
                       a.  Class A                                                        $                     308,000,000
                       b.  Class B                                                        $                      36,000,000
                       c.  Collateral Indebtedness Interest                               $                      50,000,000
                       d. Class D                                                         $                       6,000,000
                       e.  Total Investor Amount (sum of a - d)                           $                     400,000,000
                                                                                                                400,000,000
22.    The Series 1995-1 Investor Amounts as of the end of the last day of the relevant Due Period
                       a.  Class A                                                        $                     216,000,000
                       b.  Class B                                                        $                      30,000,000
                       c.  Collateral Indebtedness Interest                               $                      39,000,000
                       d. Class D                                                         $                      15,000,000
                       e.  Total Investor Amount (sum of a - d)                           $                     300,000,000
                                                                                                                300,000,000
23.    The aggregate Investor Amount across all series of Investor
       Certificates outstanding as of the end of the last day of the
       relevant Due Period                                                                $                     900,000,000


Series 1994-2 Allocation Percentages

24.    The Fixed Percentage with respect to the relevant
       Due Period
                       a.  Class A                                                      %                                 0.00%
                       b.  Class B                                                      %                                 0.00%
                       c.  Collateral Indebtedness Interest                             %                                 0.00%
                       d.  Class D                                                      %                                 0.00%
                                                                                              ------------------------------
                       e.  Series 1994-2 Total                                                                            0.00%
                                                                                              ------------------------------

25.    The Floating Percentage with respect to the relevant
       Due Period
                       a.  Class A                                                      %                                32.52%
                       b.  Class B                                                      %                                 3.80%
                       c.  Collateral Indebtedness Interest                             %                                 5.28%
                       d.  Class D                                                      %                                 0.63%
                                                                                              ------------------------------
                       e.  Series 1994-2 Total                                                                           42.24%
                                                                                              ------------------------------



Allocation of Collections

26.    The Series 1994-2 allocation of Collections of Principal
       Receivables for the relevant Due Period (line 25 times
       line 11)
                       a.  Class A                                                      $                        24,085,216.54
                       b.  Class B                                                      $                         2,815,155.18
                       c.  Collateral Indebtedness Interest                             $                         3,909,937.75
                       d.  Class D                                                      $                           469,192.53
                                                                                        ------------------------------------
                       e.  Series 1994-2 Total                                          $                        31,279,502.01
                                                                                        ------------------------------------
                                                                                                                 31,279,502.01

27.    The Series 1994-2 allocation of Collections of Finance
       Charge Receivables for the relevant Due Period (line 25
       times line 12)
                       a.  Class A                                                      $                         5,454,875.16
                       b.  Class B                                                      $                           637,582.81
                       c.  Collateral Indebtedness Interest                             $                           885,531.68
                       d.  Class D                                                      $                           106,263.80
                                                                                        ------------------------------------
                       e.  Series 1994-2 Total                                          $                         7,084,253.46
                                                                                        ------------------------------------
                                                                                                                  7,084,253.46

Portfolio Yield and Deliquencies

28.    The Portfolio Yield for the relevant Due Period (including
       Shared Excess Finance Charge Collections, if allocated)
       with respect to Series 1994-2                                                        %                            14.31%

29.    The 3-month average Portfolio Yield for the three most recent
       Due Periods                                                                          %                            14.96%

30.    The Base Rate for the relevant Due Period                                            %                             9.32%

31.    The 3-month average Base Rate for the three most recent
       Due Periods                                                                          %                             9.70%

32.    Average Portfolio Yield less average Base Rate                                       %                             5.26%

33.    The amount of Shared Excess Finance Charge Collections
       allocable to Series 1994-2 with respect to any Finance Charge
       Shortfall in such Series for the relevant Due Period                               $                               0.00

34. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                                                                                              ------------------------------
                            (a)     Delinquent 31 to 60 days                            $                        25,841,030.46
                                                                                              ------------------------------
                            (b)     Delinquent 61 to 90 days                            $                        14,002,589.96
                                                                                              ------------------------------
                            (c)     Delinquent 91 days or more                          $                        23,896,855.57
                                                                                              ------------------------------




Determination of Monthly Interest

35.    Class A Monthly Interest:
                       a.  Class A Monthly Interest                                     $                         2,053,333.33
                       b.  Funds allocated and available to pay Class A
                            Monthly Interest for relevant Due Period (4.3a)             $                         5,454,875.16
*                      c.  Class A Interest Shortfall (a less b)                        $                                 0.00
                       d.  Class A Additional Interest                                  $                                 0.00

36.    Class B Monthly Interest:
                       a.  Class B Monthly Interest                                     $                           246,000.00
                       b.  Funds allocated and available to pay Class B
                            Monthly Interest for relevant Due Period (4.3b)             $                           637,582.81
*                      c.  Class B Interest Shortfall (a less b)                        $                                 0.00
                       d.  Class B Additional Interest                                  $                                 0.00

37.    Collateral Monthly Interest and Class D Monthly Interest:
                       a.  Collateral/Class D Monthly Interest                          $                           303,022.23
                       b.  Funds allocated and available to pay Collateral/
                            Class D Monthly Interest for relevant Due Period            $                           991,795.48
*                      c.  Collateral/Class D Interest Shortfall (a less b)             $                                 0.00
                       d.  Collateral/Class D Additional Interest                       $                                 0.00

Determination of Monthly Principal

38.    Class A Monthly Principal (pursuant to section 4.4a):
                   (X).a.  Fixed Allocation Percentage of Principal Receivable
                           Collections + Shared - Reallocted Coll. Applied              $                                 0.00
                   (Y).a.  Controlled Accumulation Amount                               $                                 0.00
                       b.  Deficit Controlled Accumulation Amount                       $                                 0.00
                       c.  Controlled Deposit Amount                                    $                                 0.00
                   (Z).a.  Class A Invested Amount                                      $                       308,000,000.00
       Class A Monthly Principal (the least of x,y,z)                                   $                                 0.00

39.    Class B Monthly Principal (pursuant to section 4.4b)
       (distributable only after payout of Class A)
                   (X).a.  Fixed Allocation Percentage of Principal Receivable
                           Collections + Shared - Reallocted Collections
                           Applied - Class A Monthly Principal Applications             $                                 0.00
                   (Y).a.  Controlled Accumulation Amount                               $                                 0.00
                       b.  Deficit Controlled Accumulation Amount                       $                                 0.00
                       c.  Controlled Deposit Amount                                    $                                 0.00
                   (Z).a.  Class B Invested Amount                                      $                        36,000,000.00
       Class B Monthly Principal (the least of x,y,z)                                   $                                 0.00

40.    Collateral Monthly Principal
                       a.  pursuant to 4.4c (i) prior to occurrence of
                           Early Amortization or payment in full of the
                           Class B Investor Amount (optional)                           $                                 0.00
                       b.  pursuant to 4.4c (ii) prior to occurrence of
                           Early Amortization or payment in full of the
                           Class B Investor Amount                                      $                                 0.00


Available Funds

41.    Class A Available Funds
                       a.  Class A Finance Charge allocation (line 27a)                 $                         5,454,875.16
                       b.  Prior to Class B Principal Commencement Date, the
                           amount of Principal Funding Investment Proceeds for
                           such prior Due Period                                        $                                 0.00
                       c.  Any amount of Reserve Account withdrawn and
                          included in Class A Available Funds (section 4.14d)           $                                 0.00
                       d.  Class A Available Funds (sum a-c)                            $                         5,454,875.16

42.    Class B Available Funds
                       a.  Class B Finance Charge allocation (line 27b)                 $                           637,582.81
                       b.  On or After Class B Principal Commencement Date, the
                           amount of Principal Funding Investment Proceeds for
                           such prior Due Period                                        $                                 0.00
                       c.  Any amount of Reserve Account withdrawn and
                          included in Class B Available Funds (section 4.14d)           $                                 0.00
                       d.  Class B Available Funds (sum a-c)                            $                           637,582.81

43.    Collateral Available Funds:
                       a.  Collateral Finance Charge allocation (line 27c)              $                           885,531.68

44.    Class D Available Funds
                       a.  Class D Finance Charge allocation (line 27d)                 $                           106,263.80


Reallocated Principal Collections

45.    Class D Subordinated Principal Collections (to the extent                        $                                 0.00
       needed to fund Required Amounts)

46.    Collateral Subordinated Principal Collections (to the extent                     $                                 0.00
       needed to fund Required Amounts)

47.    Class B Subordinated Principal Collections (to the extent                        $                                 0.00
       needed to fund Required Amounts)

48.    Total Reallocated Principal Collections                                          $                                 0.00
                                                                                                                          0.00

Investor Default Amounts

49.    Class A Investor Default Amount                                                  $                         1,781,701.11
                                                                                        %                                 6.85%

50.    Class B Investor Default Amount                                                  $                           208,250.78
                                                                                        %                                 6.85%

51.    Collateral Investor Default Amount                                               $                           289,237.19
                                                                                        %                                 6.85%

52.    Class D Investor Default Amount                                                  $                            34,708.46
                                                                                        %                                 6.85%

53.    Aggregate Investor Default Amount                                                $                         2,313,897.55

                                                                                        %                                 6.85%
Allocable Amounts for Series 1994-2

54.    The Allocable Amount for Series 1994-2 as of the end of the
       relevant Due Period (Inv Default Amt + Series 94-2 Adjust Amt)
            Class A                                                                     $                         1,781,701.11
            Class B                                                                     $                           208,250.78
            Class C                                                                     $                           289,237.19
            Class D                                                                     $                            34,708.46
                                                                                              ------------------------------
       Aggregate Allocable Amount                                                       $                         2,313,897.55


Required Amounts for Series 1994-2

55.    Class A Required Amount (section 4.5a)
                       a.  Class A Monthly Interest for current Distribution
                           Date                                                         $                         2,053,333.33
                       b.  Class A Monthly Interest previously due but not
                           paid                                                         $                                 0.00
                       c.  Class A Additional Interest for prior Due Period
                           or previously due but not paid                               $                                 0.00
                       d.  Class A Allocable Amount                                     $                         1,781,701.11
                       e.  Class A Servicing Fee (if FNANB is no longer
                           servicer)                                                    $                                 0.00
                       f.  Class A Available Funds                                      $                         5,454,875.16
                       g.  Class A Required Amount (sum of a-e minus f)                 $                                 0.00

56.    Class B Required Amount (section 4.5b)
                       a.  Class B Monthly Interest for current Distribution
                           Date                                                         $                           246,000.00

                       b.  Class B Monthly Interest previously due but not
                           paid                                                         $                                 0.00
                       c.  Class B Additional Interest for prior Due Period
                           or previously due but not paid                               $                                 0.00
                       d.  Class B Servicing Fee (if FNANB is no longer
                           servicer)                                                    $                                 0.00
                       e.  Class B Available Funds                                      $                           637,582.81
                       f.  Excess of Class B Allocable Amount over
                           funds available to make payments (section 4.8d)              $                                 0.00
                       g.  Class B Required Amount ((sum of a-d) minus e                $
                           plus f)                                                                                        0.00



57.    Collateral/Class D Required Amount (section 4.5c,d)
                       a.  Collateral/Class D Monthly Interest for current
                           Distribution date                                            $                           303,022.23
                       b.  Collateral/Class D Monthly Interest previously
                           due but not paid                                             $                                 0.00
                       c.  Collateral/Class D Additional Interest for prior
                           Due Period or previously due but not paid                    $                                 0.00
                       d.  Collateral/Class D Servicing Fee (if FNANB is
                           no longer servicer)                                          $                                 0.00
                       e.  Collateral/Class D Available Funds                           $                           991,795.48
                       f.  Excess of Collateral/Class D Allocable Amount
                           amount over funds available to make payments                 $                                 0.00
                       g.  Collateral/Class D Required Amount ((sum of
                           a-d) minus e plus f)                                         $                                 0.00


Investor Charge-Offs

58.    The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
       Amount and Class D Invested Amount
                       a.  Class A                                                      $                                 0.00
                       b.  Class B                                                      $                                 0.00
                       c.  Collateral Indebtedness Amount                               $                                 0.00
                       d.  Class D                                                      $                                 0.00

59.    The aggregate amount of Class B Investor Charge-Offs and the reductions  in the Collateral Indebtedness Amount and Class D
       Invested Amount
                       a.  Class B                                                      $                                 0.00
                       b.  Collateral Indebtedness Amount                               $                                 0.00
                       c.  Class D                                                      $                                 0.00

60.    The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                       a.  Collateral Indebtedness Amount                               $                                 0.00
                       b.  Class D                                                      $                                 0.00


Servicing Fee
       (2% of total Invested Amount)
61.    Class A Servicing Fee for the relevant Due Period                                $                           513,333.33

62.    Class B Servicing Fee for the relevant Due Period                                $                            60,000.00

63.    Collateral Servicing Fee for the relevant Due Period                             $                            83,333.33

64.    Class D Servicing Fee for the relevant Due Period                                $                            10,000.00




Enhancement
             (13% of total Invested Amount)
65.    Required Enhancement Amount
                       a. Invested Amount as of the last day of relevant Due
                           Period                                                       $                       400,000,000.00
                       b.  Required Enhancement Amount (line a times 13%)                                        52,000,000.00

66.    Enhancement Surplus
                       a.  Amount on Deposit in the Cash Collateral Account             $                                 0.00
                       b.  Collateral Indebtedness Amount                               $                        50,000,000.00
                       c.  Class D Invested Amount                                      $                         6,000,000.00
                       d.  Required Enhancement Amount                                  $                        52,000,000.00
                       e.  Enhancement Surplus ((sum of a-c)less d)                     $                         4,000,000.00
                       f.  Enhancement deficiency, deposit excess Finance
                           Charge to Cash Collateral Account                            $                                 0.00


Reserve Account

67.    Lowest historical 3 month average Portfolio Yield less 3 month
       average Base Rate (must be > 4%, or line 68 will adjust accordingly)             %                                 5.26%

68.    Reserve Account Funding Date (based on line 67)                                                                   08/15/98

69.    Required Reserve Account Amount (after the Reserve Account
       Funding Date, 0.5% times the Class A Investor Amount)                            $                         1,540,000.00

70.    Available Reserve Account Amount
                       a.  Amount of deposit in the Reserve Account on the
                           relevant Distribution Date                                   $                                 0.00
                       b.  Required Reserve Account Amount (line 69)                    $                         1,540,000.00
                       c.  Available Reserve Account Amount                             $                                 0.00


Principal Funding Account

71.    Principal Funding Account Balance as of prior Distribution Date                  $                                 0.00

72.    Deposit to the Principal Funding Account on the current
       Distribution Date                                                                $                                 0.00

73.    Withdrawal from the Principal Funding Account on the Current
       Distribution Date                                                                $                                 0.00

74.    Principal Funding Account Balance as of the current
       Distribution Date                                                                $                                 0.00

75. As of the date hereof, no Early Amortization Event has been deemed to have occured during the relevant Due Period.




              IN WITNESS WHEREOF, THE undersigned has duly executed and delivered this Certificate this 9th day of Sept., 1996


                                       FIRST NORTH AMERICAN NATIONAL BANK,
                                       as Servicer


                                       By /s/ Michael T. Chalifoux
                                       Name:  Michael T. Chalifoux
                                       Title:  Chairman of the Board